Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Deborah Spak, (224) 948-2349

Investor Contact:

Mary Kay Ladone, (224) 948-3371

Clare Trachtman, (224) 948-3085

BAXTER’S THIRD QUARTER FINANCIAL RESULTS

EXCEED GUIDANCE

Company Bolsters Portfolio, Achieves Significant Pipeline Milestones and

Progresses Toward Separation

DEERFIELD, Ill., October 16, 2014 – Baxter International Inc. (NYSE:BAX) today posted strong financial results for the third quarter, which exceeded expectations and provided its fourth quarter and full-year 2014 guidance adjusting for the planned divestiture of its vaccines franchise. The company continues to bolster its business portfolios by establishing new collaborations and advancing its new product pipeline with the achievement of significant milestones, and remains on track for the anticipated separation into two independent, leading healthcare companies in mid-2015.

For the third quarter, Baxter reported net income of $468 million and earnings per diluted share of $0.86, compared to net income of $544 million and earnings per diluted share of $0.99 in the same period last year. These results reflect the income contribution from the vaccines franchise of $21 million (or $0.04 per diluted share) and after-tax special items totaling $273 million (or $0.49 per diluted share) primarily for intangible amortization and costs associated with upfront and product development milestone payments, integration of the company’s acquisition of Gambro AB, and Baxter’s planned separation. Third quarter 2013 results included after-tax special items of $137 million (or $0.25 per diluted share).

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BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page  2

On an adjusted basis, excluding special items in both periods, Baxter’s third quarter net income of $741 million increased 9 percent from $681 million reported in 2013. Adjusted earnings per diluted share of $1.35 also advanced 9 percent from $1.24 per diluted share last year, exceeding the company’s previously issued earnings guidance of $1.28 to $1.32 per diluted share. These results reflect strong revenue growth, continued investments in research and development, unplanned gains from equity investments totaling $0.03 per diluted share which will be reinvested in the business over the remainder of the year, and adjusted income from discontinued operations of $26 million (or $0.04 per diluted share).

Reported worldwide revenues, which do not reflect those from discontinued operations, totaled $4.2 billion and increased 13 percent from prior-year levels. Sales within the United States of $1.8 billion rose 7 percent, while international sales of $2.4 billion increased 18 percent. Including discontinued vaccines revenues, Baxter’s global sales advanced 13 percent to $4.3 billion and when also adjusting both periods for the contribution of Gambro, Baxter’s sales rose 5 percent, which was at the higher-end of the company’s previously-issued guidance. Foreign currency did not have a material impact on sales growth in the quarter.

BioScience revenues of $1.7 billion grew 8 percent from the prior-year period driven primarily by double-digit growth and continued strong demand for the company’s hemophilia therapies, including ADVATE [Antihemophilic Factor (Recombinant), Plasma/Albumin-Free Method] and FEIBA (an inhibitor therapy), as well as the benefit from government collaborations and the timing of international tenders. BioScience sales, including vaccines, rose 7 percent.

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BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page  3

Medical Products sales of $2.5 billion increased 17 percent (or 18 percent excluding the impact of foreign currency) from the prior-year period, and excluding Gambro revenues from both periods, Medical Products sales grew 4 percent. Robust growth in the U.S. was led by double-digit gains in peritoneal dialysis patients, as well as strong sales of intravenous and nutritional therapies.

Nine-Month Results

For the first nine months of 2014, Baxter reported net income of $1.5 billion, or $2.82 per diluted share. Excluding special items in both periods, Baxter’s adjusted net income for the nine-month period increased 7 percent to $2.1 billion, and earnings per diluted share of $3.81 grew 8 percent from $3.53 per diluted share reported in the comparable prior-year period. Year-to-date income from the Vaccines Franchise totaled $122 million (or $0.22 per diluted share) on a reported basis, or $135 million (or $0.25 per diluted share) adjusting for special items.

Baxter’s worldwide reported sales for the nine-month period totaled $12.2 billion and rose 15 percent. Including the discontinued vaccines revenues, Baxter’s global sales advanced 14 percent (or 15 percent excluding the impact of foreign currency) to $12.5 billion, and when also adjusting both periods for the contribution of Gambro, Baxter’s sales rose 4 percent (or 5 percent excluding the impact of foreign currency). BioScience sales of $4.8 billion advanced 6 percent, while Medical Products sales of $7.4 billion grew 21 percent. Excluding foreign currency and Gambro revenues from both periods, Medical Products sales increased 4 percent for the first nine months.

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BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page  4

During the first three quarters of 2014, Baxter generated cash flows from operations of approximately $2.1 billion and returned significant value to shareholders. On a year-to-date basis, Baxter has returned over $1.3 billion to shareholders through share repurchases of $500 million (or approximately 7 million shares) and dividends totaling $813 million, reflecting a 7 percent increase in dividend payments versus the prior-year period.

“Our performance has afforded us the opportunity to accelerate investments in research and development and further enhance manufacturing, quality and operational excellence, while meeting our stated financial objectives,” said Robert L. Parkinson, Jr., chairman and chief executive officer. “We also continue to position our businesses for sustained success as we strengthen the portfolios with new collaborations, advance our new product pipeline with the recent achievement of meaningful milestones, and remain engaged in our work to separate Baxter into two leading, global healthcare companies aimed at enhancing shareholder value over the long-term.”

Recent Highlights

Recent highlights include:

•

Forming a new global innovation and research and development (R&D) center in Cambridge, Mass., for Baxter’s biopharmaceuticals business, which positions the new company to accelerate innovation by building on its robust pipeline in core areas of expertise, strengthen and build upon R&D collaborations with partners in new and emerging biotech areas, and optimize R&D productivity while enhancing patient care globally.

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•

Signing a definitive agreement with Pfizer to divest the commercial vaccines business, including NeisVac-C, which helps protect against meningitis caused by group C meningococcal meningitis (MenC), and FSME-IMMUN, which helps protect against tick-borne encephalitis. This decision enhances the biopharmaceutical business focus centered on core areas of expertise in hematology, immunology, and through technology platforms like gene therapy and biosimilars.

•

Announcing an exclusive license and collaboration agreement with Merrimack Pharmaceuticals for the development and commercialization of MM-398, an investigational compound in development for pancreatic cancer, a rare and deadly disease with limited treatment options. Through the agreement, Baxter gains exclusive commercialization rights for all potential indications of MM-398 outside the United States and Taiwan.

•

Obtaining approval from the U.S. Food and Drug Administration (FDA) for HYQVIA, a subcutaneous treatment for adult patients with primary immunodeficiency (PI). HYQVIA is the first subcutaneous immune globulin (IG) treatment approved for PI patients with a dosing regimen requiring only one infusion up to once per month (every three to four weeks) and one injection site per infusion to deliver a full therapeutic dose of IG. The majority of PI patients today receive intravenous infusions in a doctor’s office or infusion center, and current subcutaneous IG treatments require weekly or bi-weekly treatment with multiple infusion sites per treatment.

•

Announcing positive results from a Phase 3 pivotal clinical trial of BAX 855, an investigational, extended half-life recombinant factor VIII (rFVIII) treatment for hemophilia A. The study met its primary endpoint in the control and prevention of bleeding, routine prophylaxis and perioperative management for patients who were 12 years or older. Patients in a twice-weekly prophylaxis arm experienced a 95 percent reduction in median annual bleed rate as compared to those in the on-demand arm.

•

Receiving FDA approval for a new pediatric indication for RIXUBIS, the company’s recombinant factor IX treatment for hemophilia B, and approval of a 5% Solution for FLEXBUMIN, which expands Baxter’s FLEXBUMIN product line with the first and only preparation of human albumin to be packaged in a flexible plastic container.

•

Entering an exclusive agreement with Rockwell Medical to commercialize their leading hemodialysis (HD) concentrate product line in the United States. This agreement enhances Baxter’s comprehensive range of therapeutic options across the home, in-center and hospital settings for patients with end-stage renal disease.

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•

Investing nearly $300 million to expand a state-of-the-art manufacturing facility in Opelika, Alabama, to address the growing global demand for dialyzers, a critical component used in hemodialysis therapy. The company expects to begin commercial production in 2016, augmenting other recent and ongoing capacity expansions across the network.

Outlook for Fourth Quarter and Full-Year 2014

Baxter also provided its financial outlook for the fourth quarter and full-year 2014, which now excludes income from discontinued operations of approximately $0.27 per diluted share for the year.

For the fourth quarter of 2014, the company expects sales growth of approximately 3 percent, excluding the impact of foreign currency. Including the impact of foreign currency, the company expects reported sales to be flat to 2013 levels. Baxter also expects earnings from continuing operations, before special items, of $1.30 to $1.33 per diluted share.

Baxter now expects sales growth for full-year 2014 of 11 to 12 percent, before the impact of foreign exchange, and growth of approximately 10 to 11 percent on a reported basis. Also for the full year, Baxter expects earnings from continuing operations, before special items, of $4.86 to $4.89 per diluted share and cash flows from operations of approximately $3.5 billion, excluding cash costs related to the spin-off of the biopharmaceutical business.

The fourth quarter 2014 earnings guidance excludes approximately $0.07 per diluted share of projected intangible asset amortization expense. The full-year 2014 earnings guidance excludes $1.03 per diluted share of special items comprising $0.96 per diluted share of items recorded year to date, and projected intangible asset amortization expense of $0.07 per diluted share for the fourth quarter. Reconciling for the inclusion of these items results in GAAP (Generally Accepted Accounting Principles) earnings from continuing operations of $3.83 to $3.86 per diluted share for the full-year 2014.

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BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page  7

A webcast of Baxter’s third quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on October 16, 2014. Please visit Baxter’s website for more information regarding this and future investor events and webcasts.

Baxter International Inc., through its subsidiaries, develops, manufactures and markets products that save and sustain the lives of people with hemophilia, immune disorders, infectious diseases, kidney disease, trauma, and other chronic and acute medical conditions. As a global, diversified healthcare company, Baxter applies a unique combination of expertise in medical devices, pharmaceuticals and biotechnology to create products that advance patient care worldwide.

This release includes forward-looking statements concerning the company’s financial results, business development activities including the planned divestiture of the Vaccines franchise, capital structure and expenditures including the planned expansion of the Opelika, Alabama manufacturing facility, R&D activities including the plan to open a new global innovation and R&D center for the biopharmaceuticals business in Cambridge, Mass., outlook for 2014, and the planned separation of Baxter’s biopharmaceutical and medical products businesses. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products; future actions of regulatory bodies and other governmental authorities, including the FDA and foreign counterparts; product quality or patient safety concerns leading to product recalls, withdrawals, launch delays, litigation, or declining sales; U.S. healthcare reform and other global austerity measures; reimbursement and rebate policies of government agencies and private payers; product development risks; the ability to successfully separate the biopharmaceutical and medical products businesses on the terms or timeline currently contemplated, if at all, and achieve the intended results; accurate identification of business development and R&D opportunities and realization of anticipated benefits, including the ability to successfully integrate the Gambro business and achieve anticipated efficiencies; timely submission and approval of regulatory filings; inventory reductions or fluctuations

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in buying patterns; the impact of geographic and product mix on the company’s sales; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; the availability of acceptable raw materials and component supply; fluctuations in supply and demand and the pricing of plasma-based therapies; the ability to enforce company patents; patents of third parties preventing or restricting the company’s manufacture, sale or use of affected products or technology; the impact of global economic conditions on Baxter and its customers, including foreign governments; foreign currency fluctuations and other risks identified in Baxter’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

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BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Three Months Ended September 30, 2014 and 2013

(unaudited)

(in millions, except per share and percentage data)

	Three Months Ended September 30,
	2014		2013		Change

NET SALES	$ 4,197		$ 3,710		13%

COST OF SALES	2,124		1,804		18%

GROSS MARGIN	2,073		1,906		9%

% of Net Sales	49.4%		51.4%		(2 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	1,040		975		7%
% of Net Sales	24.8%		26.3%		(1.5 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	455		277		64%
% of Net Sales	10.8%		7.5%		3.3 pts

NET INTEREST EXPENSE	31		45		N/M

OTHER INCOME, NET	(39)		(55)		N/M

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	586		664		(12%	)

INCOME TAX EXPENSE	139		136		2%

% of Income from Continuing Operations before Income Taxes	23.7%		20.5%		3.2 pts

INCOME FROM CONTINUING OPERATIONS	447		528		(15%	)

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX A	21		16		31%

NET INCOME	$ 468		$ 544		(14%	)

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 0.83		$ 0.97		(14%	)

Diluted	$ 0.82		$ 0.96		(15%	)

INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.03		$ 0.03		0%

Diluted	$ 0.04		$ 0.03		33%

NET INCOME PER COMMON SHARE
Basic	$ 0.86		$ 1.00		(14%	)

Diluted	$ 0.86		$ 0.99		(13%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	542		543
Diluted	547		549

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 914	B	$ 849	B	8%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 715	B	$ 664	B	8%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 1.31	B	$ 1.21	B	8%

A	Operating results from the company’s vaccines franchise are classified as discontinued operations for all periods presented.

B	Refer to page 10 for a description of the adjustments and a reconciliation to generally accepted accounting principles (GAAP) measures.

BAXTER — PAGE  10

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Three Months Ended September 30, 2014 and 2013

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the three months ended September 30, 2014 and 2013 included special items which impacted the GAAP measures as follows:

	Three Months Ended September 30,
	2014	2013	Change

Gross Margin	$ 2,073	$ 1,906	9%
Intangible asset amortization expense [1]	45	33
Gambro acquisition and integration items [2]	—	15
Separation-related costs [3]	1	—

Adjusted Gross Margin	$ 2,119	$ 1,954	8%

% of Net Sales	50.5%	52.7%	(2.2 pts	)

Marketing and Administrative Expenses	$ 1,040	$ 975	7%
Reserve items and adjustments [4]	—	(124)
Branded Prescription Drug Fee [5]	(29)	—
Business optimization items [6]	(3)	—
Gambro acquisition and integration items [2]	(39)	(33)
Separation-related costs [3]	(48)	—

Adjusted Marketing and Administrative Expenses	$ 921	$ 818	13%

% of Net Sales	21.9%	22.0%	(0.1 pts	)

Research and Development Expenses	$ 455	$ 277	64%
Business optimization items [6]	(25)	—
Business development items [7]	(138)	(25)

Adjusted Research and Development Expenses	$ 292	$ 252	16%

% of Net Sales	7.0%	6.8%	0.2 pts

Other Income, Net	$ (39)	$ (55)	N/M
Gambro acquisition and integration items [2]	—	10
Reserve items and adjustments [4]	—	35

Adjusted Other Income, Net	$ (39)	$ (10)	N/M

Pre-Tax Income from Continuing Operations	$ 586	$ 664	(12%	)
Impact of special items	328	185

Adjusted Pre-Tax Income from Continuing Operations	$ 914	$ 849	8%

Income Tax Expense	$ 139	$ 136	2%
Impact of special items	60	49

Adjusted Income Tax Expense	$ 199	$ 185	8%

% of Adjusted Pre-Tax Income from Continuing Operations	21.8%	21.8%	0 pts

Income from Continuing Operations	$ 447	$ 528	(15%	)
Impact of special items	268	136

Adjusted Income from Continuing Operations	$ 715	$ 664	8%

Adjusted Income from Discontinued Operations	26	17

Adjusted Net Income	$ 741	$ 681	9%

Diluted EPS from Continuing Operations	$ 0.82	$ 0.96	(15%	)
Impact of special items	0.49	0.25

Adjusted Diluted EPS from Continuing Operations	$ 1.31	$ 1.21	8%

Adjusted Diluted EPS from Discontinued Operations	0.04	0.03

Adjusted Diluted EPS	$ 1.35	$ 1.24	9%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	547	549

[1]	Effective January 1, 2014, Baxter has updated its non-GAAP measures above to exclude intangible asset amortization expense. Prior period non-GAAP measures have been revised to reflect the updated measures. Intangible asset amortization expense totaled $45 million ($36 million, or $0.07 per diluted share, on an after-tax basis) and $33 million ($25 million, or $0.05 per diluted share, on an after-tax basis) in 2014 and 2013, respectively.

[2]	The company’s results in 2014 included total charges of $39 million ($28 million, or $0.05 per diluted share, on an after-tax basis) principally related to the integration of Gambro AB (Gambro). The company’s results in 2013 included total charges of $38 million ($40 million, or $0.07 per diluted share, on an after-tax basis) principally related to the acquisition and integration of Gambro and a net gain from the derivative instruments used to hedge the anticipated foreign currency cash outflows for the planned acquisition of Gambro.

[3]	The company’s results in 2014 included separation-related costs of $49 million ($46 million, or $0.08 per diluted share, on an after-tax basis) for the planned separation of Baxter’s biopharmaceutical and medical products businesses.

[4]	The company’s results in 2013 included a net expense of $89 million ($54 million, or $0.10 per diluted share, on an after-tax basis) related to tax and legal reserves associated with VAT matters in Turkey and existing class-action and other related litigation, including litigation fees.

[5]	The company’s results in 2014 included a charge of $29 million ($29 million, or $0.05 per diluted share, on an after-tax basis) to account for an additional year of the Branded Prescription Drug Fee in accordance with final regulations issued in the third quarter by the Internal Revenue Service.

[6]	The company’s results in 2014 included business optimization charges of $28 million ($22 million, or $0.04 per diluted share, on an after-tax basis).

[7]	The company’s results in 2014 and 2013 included charges of $138 million ($107 million, or $0.20 per diluted share, on an after-tax basis) and $25 million ($17 million, or $0.03 per diluted share, on an after-tax basis), respectively, primarily related to upfront and milestone payments associated with the company’s collaboration arrangements.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

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BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Nine Months Ended September 30, 2014 and 2013

(unaudited)

(in millions, except per share and percentage data)

	Nine Months Ended September 30,
	2014		2013		Change

NET SALES	$12,199		$10,645		15%

COST OF SALES	6,266		5,169		21%

GROSS MARGIN	5,933		5,476		8%

% of Net Sales	48.6%		51.4%		(2.8 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	2,938		2,588		14%
% of Net Sales	24.1%		24.3%		(0.2 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	1,086		769		41%
% of Net Sales	8.9%		7.2%		1.7 pts

NET INTEREST EXPENSE	116		87		N/M

OTHER (INCOME) EXPENSE, NET	(48)		10		N/M

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,841		2,022		(9%	)

INCOME TAX EXPENSE	419		419		0%

% of Income from Continuing Operations before Income Taxes	22.8%		20.7%		2.1 pts

INCOME FROM CONTINUING OPERATIONS	1,422		1,603		(11%	)

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX A	122		83		47%

NET INCOME	$ 1,544		$ 1,686		(8%	)

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 2.62		$ 2.95		(11%	)

Diluted	$ 2.60		$ 2.91		(11%	)

INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.23		$ 0.15		53%

Diluted	$ 0.22		$ 0.15		47%

NET INCOME PER COMMON SHARE
Basic	$ 2.85		$ 3.10		(8%	)

Diluted	$ 2.82		$ 3.06		(8%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	542		543
Diluted	548		550

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 2,505	B	$ 2,378	B	5%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 1,950	B	$ 1,857	B	5%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 3.56	B	$ 3.38	B	5%

A	Operating results from the company’s vaccines franchise are classified as discontinued operations for all periods presented.

B	Refer to page 12 for a description of the adjustments and a reconciliation to GAAP measures.

BAXTER — PAGE  12

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Nine Months Ended September 30, 2014 and 2013

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the nine months ended September 30, 2014 and 2013 included special items which impacted the GAAP measures as follows:

	Nine Months Ended September 30,
	2014	2013	Change

Gross Margin	$ 5,933	$ 5,476	8%
Intangible asset amortization expense [1]	135	83
Business optimization items [2]	(10)	(20)
Product-related items [3]	89	—
Gambro acquisition and integration items [4]	—	16
Separation-related costs [5]	1	—

Adjusted Gross Margin	$ 6,148	$ 5,555	11%

% of Net Sales	50.4%	52.2%	(1.8 pts	)

Marketing and Administrative Expenses	$ 2,938	$ 2,588	14%
Reserve items and adjustments [6]	10	(124)
Branded Prescription Drug Fee [7]	(29)	—
Business optimization items [2]	3	—
Product-related items [3]	(4)	—
Gambro acquisition and integration items [4]	(83)	(73)
Separation-related costs [5]	(70)	—

Adjusted Marketing and Administrative Expenses	$ 2,765	$ 2,391	16%

% of Net Sales	22.7%	22.5%	0.2 pts

Research and Development Expenses	$ 1,086	$ 769	41%
Business development items [8]	(198)	(25)
Business optimization items [2]	(29)	(18)

Adjusted Research and Development Expenses	$ 859	$ 726	18%

% of Net Sales	7.0%	6.8%	0.2 pts

Other (Income) Expense, Net	$ (48)	$ 10	N/M
Gambro acquisition and integration items [4]	(19)	(72)
Reserve items and adjustments [6]	(30)	35

Adjusted Other Income, Net	$ (97)	$ (27)	N/M

Pre-Tax Income from Continuing Operations	$ 1,841	$ 2,022	(9%	)
Impact of special items	664	356

Adjusted Pre-Tax Income from Continuing Operations	$ 2,505	$ 2,378	5%

Income Tax Expense	$ 419	$ 419	0%
Impact of special items	136	102

Adjusted Income Tax Expense	$ 555	$ 521	7%

% of Adjusted Pre-Tax Income from Continuing Operations	22.2%	21.9%	0.3 pts

Income from Continuing Operations	$ 1,422	$ 1,603	(11%	)
Impact of special items	528	254

Adjusted Income from Continuing Operations	$ 1,950	$ 1,857	5%

Adjusted Income from Discontinued Operations	135	84

Adjusted Net Income	$ 2,085	$ 1,941	7%

Diluted EPS from Continuing Operations	$ 2.60	$ 2.91	(11%	)
Impact of special items	0.96	0.47

Adjusted Diluted EPS from Continuing Operations	$ 3.56	$ 3.38	5%

Adjusted Diluted EPS from Discontinued Operations	0.25	0.15

Adjusted Diluted EPS	$ 3.81	$ 3.53	8%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	548	550

[1]

Effective January 1, 2014, Baxter has updated its non-GAAP measures above to exclude intangible asset amortization expense. Prior period non-GAAP measures have been revised to reflect the updated measures. Intangible asset amortization expense totaled $135 million ($105 million, or $0.19 per diluted share, on an after-tax basis) and $83 million ($65 million, or $0.12 per diluted share, on an after-tax basis) in 2014 and 2013, respectively.

[2]

The company’s results in 2014 included a net charge of $16 million ($17 million, or $0.03 per diluted share, on an after-tax basis) primarily related to business optimization charges of $53 million, partially offset by an adjustment of $37 million to a previous business optimization reserve that is no longer probable of being utilized. The company’s results in 2013 included a net benefit of $2 million ($0 million, or $0.00 per diluted share, on an after-tax basis) primarily related to an adjustment of $20 million to a previous business optimization reserve that is no longer probable of being utilized, partially offset by additional business optimization charges of $18 million.

[3]

The company’s results in 2014 included total charges of $93 million ($58 million, or $0.10 per diluted share, on an after-tax basis) principally related to product remediation efforts for the SIGMA Spectrum Infusion Pump.

[4]

The company’s results in 2014 included total charges of $102 million ($75 million, or $0.14 per diluted share, on an after-tax basis) principally related to the integration of Gambro. The company’s results in 2013 included total charges of $161 million ($118 million, or $0.22 per diluted share, on an after-tax basis) principally related to the acquisition and integration of Gambro and losses from the derivative instruments used to hedge the anticipated foreign currency cash outflows for the planned acquisition of Gambro.

[5]

The company’s results in 2014 included separation-related costs of $71 million ($67 million, or $0.12 per diluted share, on an after-tax basis) for the planned separation of Baxter’s biopharmaceutical and medical products businesses.

[6]

The company’s results in 2014 included a net expense of $20 million ($17 million, or $0.03 per diluted share, on an after-tax basis) primarily related to an increase in the estimated fair value of acquisition-related contingent payment liabilities, partially offset by third-party recoveries and reversals of prior litigation reserves. The company’s results in 2013 included a net expense of $89 million ($54 million, or $0.10 per diluted share, on an after-tax basis) related to tax and legal reserves associated with VAT matters in Turkey and existing class-action and other related litigation, including litigation fees.

[7]

The company’s results in 2014 included a charge of $29 million ($29 million, or $0.05 per diluted share, on an after-tax basis) to account for an additional year of the Branded Prescription Drug Fee in accordance with final regulations issued in the third quarter by the Internal Revenue Service.

[8]

The company’s results in 2014 and 2013 included charges of $198 million ($160 million, or $0.30 per diluted share, on an after-tax basis) and $25 million ($17 million, or $0.03 per diluted share, on an after-tax basis), respectively, primarily related to upfront and milestone payments associated with the company’s collaboration arrangements.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  13

BAXTER INTERNATIONAL INC.

Cash Flows from Operations and Changes in Net Debt

(unaudited)

($ in millions)

Cash Flows from Operations A
(Brackets denote cash outflows)	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013

Net income	$ 468		$ 544		$ 1,544		$ 1,686
Adjustments
Depreciation and amortization	258		207		747		573
Deferred income taxes	66		148		35		85
Stock compensation	43		39		115		111
Realized excess tax benefits from stock issued under employee benefit plans	(4)		(13)		(21)		(32)
Business optimization charges	28		14		24		12
Net periodic pension benefit and OPEB costs	70		95		211		282
Infusion pump and other product-related charges	—		—		93		—
Other	139		(52)		217		2
Changes in balance sheet items
Accounts and other current receivables, net	(38)		58		(35)		70
Inventories	(108)		(106)		(468)		(412)
Accounts payable and accrued liabilities	68		115		(154)		(56)
Business optimization and infusion pump payments	(35)		(29)		(118)		(81)
Other	(41)		(54)		(118)		(125)

Cash flows from operations A	$ 914		$ 966		$ 2,072		$ 2,115

Changes in Net Debt
Increase (decrease)	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013

Net debt, beginning of period B	$ 6,973		$ 3,046		$ 6,433		$ 2,660

Cash flows from operations	(914)		(966)		(2,072)		(2,115)
Capital expenditures	481		398		1,325		1,037
Dividends	282		267		813		757
Proceeds from stock issued under employee benefit plans	(67)		(114)		(299)		(436)
Purchases of treasury stock	50		146		500		863
Acquisitions and investments	147		3,685	C	323		3,772	C
Sales of investments and other investing activities	(9)		(4)		(103)		(14)
Payment of assumed Gambro debt	—		221		—		221
Finance lease obligation	263		—		263		—
Other, including the effect of exchange rate changes	(16)		11		7		(55)
Increase in net debt	217		3,644		757		4,030

Net debt, September 30 B	$ 7,190		$ 6,690		$ 7,190		$ 6,690

Key statistics, September 30:
Days sales outstanding	55.9	D	59.4	D	55.9	D	59.4	D
Inventory turns	2.2		2.1		2.2		2.1

A	The company’s cash flows from operations include both continuing and discontinued operations.

B	Net debt is a non-GAAP measure, refer to page 14 for a description of net debt and a reconciliation to GAAP measures.

C	Acquisitions and investments in 2013 includes $3.6 billion for the third quarter 2013 acquisition of Gambro (net of cash acquired).

D	Includes the impact from the acquisition of Gambro. Excluding Gambro, the company’s days sales outstanding was 52.7 and 55.1 days as of September 30, 2014 and 2013, respectively.

BAXTER — PAGE  14

BAXTER INTERNATIONAL INC.

Total Debt to Net Debt Reconciliation

(unaudited)

($ in millions)

Total Debt to Net Debt Reconciliation A
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Short-term debt	$ 392	$ 186	$ 49	$ 181	$ 42	$ 33	$ 333	$ 27
Current maturities of long-term debt and lease obligations	1,123	1,125	1,128	859	372	378	377	323
Long-term debt and lease obligations	7,753	7,528	7,517	8,126	8,652	8,624	5,157	5,580

Total debt	9,268	8,839	8,694	9,166	9,066	9,035	5,867	5,930

Less: Cash and equivalents	(2,078)	(1,866)	(2,049)	(2,733)	(2,376)	(5,989)	(2,689)	(3,270)

Total net debt	$ 7,190	$ 6,973	$ 6,645	$ 6,433	$ 6,690	$ 3,046	$ 3,178	$ 2,660

A	Net debt represents the difference between total debt (defined as short-term debt, current maturities of long-term debt and lease obligations, and long-term debt and lease obligations as presented on the company’s consolidated balance sheets) and cash and equivalents.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  15

BAXTER INTERNATIONAL INC.

Net Sales

Periods Ending September 30, 2014 and 2013

(unaudited)

($ in millions)

	Q3 2014	Q3 2013	% Growth @ Actual Rates		% Growth @ Constant Rates		YTD 2014	YTD 2013	% Growth @ Actual Rates	% Growth @ Constant Rates

BioScience
United States	$ 844	$ 824	2%		2%		$ 2,484	$ 2,379	4%	4%
International	829	732	13%		14%		2,335	2,163	8%	8%
Total BioScience	$1,673	$1,556	8%		8%		$ 4,819	$ 4,542	6%	6%
Vaccines	54	64	(16%	)	(17%	)	267	246	9%	7%
Total BioScience including Vaccines [1]	$1,727	$1,620	7%		7%		$ 5,086	$ 4,788	6%	6%

Medical Products
United States	$ 911	$ 811	12%		12%		$ 2,644	$ 2,284	16%	16%
International	1,613	1,343	20%		21%		4,736	3,819	24%	25%
Total Medical Products [2]	$2,524	$2,154	17%		18%		$ 7,380	$ 6,103	21%	22%

Baxter International Inc.
United States	$1,755	$1,635	7%		7%		$ 5,128	$ 4,663	10%	10%
International	2,442	2,075	18%		18%		7,071	5,982	18%	19%
Total Baxter [2]	$4,197	$3,710	13%		13%		$12,199	$10,645	15%	15%
Total Baxter including Vaccines [1]	$4,251	$3,774	13%		13%		$12,466	$10,891	14%	15%

[1]	Net sales from the company’s vaccines franchise are classified as discontinued operations for all periods presented.

[2]

Includes Gambro net sales of $391 million in the third quarter of 2014 and $1.2 billion for the nine months ended September 30, 2014. Medical Products net sales excluding Gambro grew 4% at both actual rates and constant rates during the third quarter of 2014. Total Baxter net sales excluding Gambro grew 5% at actual rates and 6% at constant rates during the third quarter of 2014. Medical Products net sales excluding Gambro grew 3% at actual rates and 4% at constant rates for the nine months ended September 30, 2014. Total Baxter net sales excluding Gambro grew 4% at actual rates and 5% at constant rates for the nine months ended September 30, 2014.

BAXTER — PAGE  16

BAXTER INTERNATIONAL INC.

Sales by Franchise

Periods Ending September 30, 2014 and 2013

(unaudited)

($ in millions)

	Q3 2014	Q3 2013	% Growth @ Actual Rates		% Growth @ Constant Rates		YTD 2014	YTD 2013	% Growth @ Actual Rates	% Growth @ Constant Rates

BioScience
Hemophilia	$ 942	$ 851	11%		11%		$ 2,673	$ 2,465	8%	9%
BioTherapeutics	546	532	3%		4%		1,596	1,554	3%	3%
BioSurgery	185	173	7%		6%		550	523	5%	5%
Total BioScience	$1,673	$1,556	8%		8%		$ 4,819	$ 4,542	6%	6%
Vaccines	54	64	(16%	)	(17%	)	267	246	9%	7%
Total BioScience including Vaccines [1]	$1,727	$1,620	7%		7%		$ 5,086	$ 4,788	6%	6%

Medical Products
Fluid Systems	$ 827	$ 792	4%		5%		$ 2,400	$ 2,287	5%	5%
Renal [2]	1,055	746	41%		43%		3,090	1,990	55%	57%
Specialty Pharmaceuticals	386	372	4%		3%		1,157	1,101	5%	5%
BioPharma Solutions	256	244	5%		3%		733	725	1%	1%
Total Medical Products	$2,524	$2,154	17%		18%		$ 7,380	$ 6,103	21%	22%

Total Baxter	$4,197	$3,710	13%		13%		$12,199	$10,645	15%	15%
Total Baxter including Vaccines [1]	$4,251	$3,774	13%		13%		$12,466	$10,891	14%	15%

[1]	Net sales from the company’s vaccines franchise are classified as discontinued operations for all periods presented.

[2]

Consists of PD and HD therapies, and includes Gambro net sales of $391 million in the third quarter of 2014 and $1.2 billion for the nine months ended September 30, 2014. Renal sales excluding Gambro grew 3% at actual rates and 4% at constant rates during the third quarter of 2014. Renal sales excluding Gambro remained flat at actual rates and grew 2% at constant rates for the nine months ended September 30, 2014.

BAXTER — PAGE  17

BAXTER INTERNATIONAL INC.

Franchise Sales by U.S. and International

Three-Month Periods Ending September 30, 2014 and 2013

(unaudited)

($ in millions)

	Q3 2014			Q3 2013			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total

BioScience
Hemophilia	$ 373	$ 569	$ 942	$ 350	$ 501	$ 851	7%		14%		11%
BioTherapeutics	365	181	546	374	158	532	(2%	)	15%		3%
BioSurgery	106	79	185	100	73	173	6%		8%		7%
Total BioScience	$ 844	$ 829	$1,673	$ 824	$ 732	$1,556	2%		13%		8%
Vaccines	—	54	54	7	57	64	N/M		(5%	)	(16%	)
Total BioScience including Vaccines [1]	$ 844	$ 883	$1,727	$ 831	$ 789	$1,620	2%		12%		7%

Medical Products
Fluid Systems	$ 455	$ 372	$ 827	$ 427	$ 365	$ 792	7%		2%		4%
Renal [2]	189	866	1,055	130	616	746	45%		41%		41%
Specialty Pharmaceuticals	172	214	386	159	213	372	8%		0%		4%
BioPharma Solutions	95	161	256	95	149	244	0%		8%		5%
Total Medical Products [2]	$ 911	$1,613	$2,524	$ 811	$1,343	$2,154	12%		20%		17%

Total Baxter [2]	$1,755	$2,442	$4,197	$1,635	$2,075	$3,710	7%		18%		13%
Total Baxter including Vaccines [1]	$1,755	$2,496	$4,251	$1,642	$2,132	$3,774	7%		17%		13%

[1]	Net sales from the company’s vaccines franchise are classified as discontinued operations for all periods presented.

[2]

Includes Gambro net sales of $391 million in the third quarter of 2014. Renal sales excluding Gambro grew 3% at actual rates and 4% at constant rates during the third quarter of 2014. Medical Products net sales excluding Gambro grew 4% at both actual rates and constant rates during the third quarter of 2014. Total Baxter net sales excluding Gambro grew 5% at actual rates and 6% at constant rates during the third quarter of 2014.